                                EXHIBIT 24(a)
                                -------------

                              Powers of Attorney

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 200,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 1998 Directors' Stock Option Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:      April 24, 1998                    /s/ Peter B. Lewis
                                            ------------------------------
                                            Peter B. Lewis
                                            Chairman, President, Principal
                                            Executive Officer and Director

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 200,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 1998 Directors' Stock Option Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:      April 24, 1998                    /s/ Charles B. Chokel
                                            -------------------------------
                                            Charles B. Chokel
                                            Treasurer and Principal
                                            Financial Officer

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Charles B. Chokel, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 200,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 1998 Directors' Stock Option Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:      April 24, 1998                    /s/ Jeffrey W. Basch
                                            ---------------------
                                            Jeffrey W. Basch
                                            Principal Accounting Officer

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 200,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 1998 Directors' Stock Option Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:      April 24, 1998                    /s/ David M. Schneider
                                            -----------------------------------
                                            David M. Schneider
                                            Secretary and Chief
                                            Legal Officer

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 200,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 1998 Directors' Stock Option Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:      April 24, 1998                    /s/ Milton N. Allen
                                            ----------------------------
                                            Milton N. Allen
                                            Director

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 200,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 1998 Directors' Stock Option Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:      April 24, 1998                    /s/ B. Charles Ames
                                            --------------------
                                            B. Charles Ames
                                            Director

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 200,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 1998 Directors' Stock Option Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:      April 24, 1998                    /s/ Charles A. Davis
                                            ---------------------
                                            Charles A. Davis
                                            Director

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 200,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 1998 Directors' Stock Option Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:      April 24, 1998                    /s/ Stephen R. Hardis
                                            ----------------------
                                            Stephen R. Hardis
                                            Director

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for her and in her name, place and stead, in any and all capacities, as attorney-in-fact and agent, her signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 200,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 1998 Directors' Stock Option Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:      April 24, 1998                    /s/ Janet Hill
                                            ------------------------------
                                            Janet Hill
                                            Director

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 200,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 1998 Directors' Stock Option Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:      April 24, 1998                    /s/ Norman S. Matthews
                                            -----------------------
                                            Norman S. Matthews
                                            Director

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 200,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 1998 Directors' Stock Option Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:      April 24, 1998                    /s/ Donald B. Shackelford
                                            --------------------------
                                            Donald B. Shackelford
                                            Director

                                        POWER OF ATTORNEY
                                        -----------------


           KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, Charles B. Chokel, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 200,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Corporation 1998 Directors' Stock Option Plan, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.




Date:      April 24, 1998                    /s/ Paul B. Sigler
                                            -------------------
                                            Paul B. Sigler
                                            Director